UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4074

General New York Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	10/31/06

FORM N-CSR
Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
23	Financial Highlights
24	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Information About the Review and Approval
of the Fund’s Management Agreement
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

General New York
Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for General New York Municipal Bond Fund, Inc., covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely.A stubbornly low unemployment rate suggests that labor market conditions remain strong,and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide.These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate.This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates. As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Monica S. Wieboldt, Senior Portfolio Manager

How did General New York Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund achieved a total return of 5.59% .1 In comparison, the Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.75% for the same period.2 In addition, the fund is reported in the Lipper New York Municipal Debt Funds category, and the average total return for all funds reported in the category was 5.51% for the reporting period. 3

A rally over the summer and early fall of 2006 more than offset earlier market weakness, as slowing U.S. economic growth helped ease investors’ inflation fears.The fund produced a slightly lower return than its benchmark, which contains bonds from many states, not just New York, and does not reflect fund fees and expenses.The fund produced a higher return than its Lipper category average, due to its relatively long average duration and strong contributions from corporate-backed municipal bonds.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes, to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes.The fund will invest at least 65% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 35% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Robust economic growth and rising short-term interest rates over the first seven months of the reporting period limited the municipal bond market’s performance. In fact, municipal bond prices declined sharply in May 2006, when hawkish comments from members of the Federal Reserve Board (the “Fed”) caused investors to revise upward their interest-rate expectations. By the end of June, the Fed had hiked the overnight federal funds rate to 5.25% ..

Market conditions and investor sentiment subsequently began to change, however, as a softening housing market and moderating employment gains indicated that the U.S. economy was moving to a slower phase of its cycle.The Fed lent credence to this view when it refrained in August, September and October from raising short-term interest rates after more than two years of steady rate hikes. Municipal bonds generally rallied as investors first anticipated and then reacted to the Fed’s pause, causing yield differences between shorter- and longer-term bonds to narrow toward historical lows.

In addition, municipal bond prices were supported by favorable supply-and-demand influences. Like most states and municipalities, New York state and New York City took in more tax revenue than originally projected.The state expects to end its 2007 fiscal year with a budget surplus, reducing its need to borrow. Consequently, the supply of newly issued bonds declined compared to the same period one year earlier, while investor demand remained robust.

For most of the reporting period, we set the fund’s average duration in a range we considered slightly longer than industry averages, which enabled it to participate more fully in the market rally. In addition, the fund benefited in the declining rate environment from its holdings of non-callable bonds, securities with long maturities and issues that were refinanced, with the proceeds placed in escrow until their first available redemption dates.The fund’s holdings of corporate-backed tax-exempt bonds also performed well as investors sought higher current yields.

What is the fund’s current strategy?

Given the recent downturn in the housing market, economic data have continued to indicate that U.S. economic growth is moderating with relatively little risk of recession.This suggests to us that the Fed is likely to remain on hold for the foreseeable future, and market volatility could become more subdued. Accordingly, we may reduce the fund’s average duration to more closely track the benchmark, and we expect to maintain an emphasis on income-oriented securities.

November 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/06
	1 Year	5 Years	10 Years

Fund	5.59%	4.13%	5.07%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in the General New York Municipal Bond Fund, Inc. on 10/31/96 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New York municipal securities and its performance shown in the line graph takes into account all applicable fees and expenses.The Index is not limited to investments principally in New York municipal obligations and does not take into account fees and expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in General New York Municipal Bond Fund, Inc. from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 4.37
Ending value (after expenses)	$1,041.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 4.33
Ending value (after expenses)	$1,020.92

† Expenses are equal to the fund’s annualized expense ratio of .85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2006
Long-Term Municipal	Coupon	Maturity	Principal
Investments—93.4%	Rate (%)	Date	Amount ($)	Value ($)

New York—87.7%
Buffalo Fiscal Stability
Authority, Sales Tax and State
Aid Revenue (Insured; MBIA)	5.00	9/1/16	3,000,000	3,282,450
Hempstead Industrial Development
Agency, Civic Facility Revenue
(Adelphi University Civic Facility)	5.00	10/1/30	2,000,000	2,094,860
Huntington Housing Authority,
Senior Housing Facility
Revenue (Gurwin Jewish Senior
Residences Project)	6.00	5/1/29	1,370,000	1,406,141
Jefferson County Industrial
Development Agency, SWDR
(International Paper Co. Project)	5.20	12/1/20	2,000,000	2,064,560
Long Island Power Authority,
Electric System General Revenue	4.50	12/1/24	2,750,000	2,793,808
Long Island Power Authority,
Electric System General Revenue	5.00	9/1/35	3,000,000	3,155,730
Metropolitan Transportation
Authority, Revenue
(Insured; AMBAC)	5.50	11/15/18	4,000,000	4,410,280
Metropolitan Transportation
Authority, Transit Facilities
Revenue (Insured; FSA)	5.13	1/1/12	1,220,000 [a]	1,312,598
Metropolitan Transportation
Authority, Transit Facilities
Revenue (Insured; FSA)	5.13	7/1/12	2,780,000 [a]	3,005,041
Nassau County Industrial
Development Agency, IDR
(Keyspan-Glenwood Energy
Center, LLC Project)	5.25	6/1/27	4,000,000	4,166,840
New York City	5.50	6/1/13	1,350,000 [a]	1,501,456
New York City	5.00	11/1/19	3,000,000	3,198,390
New York City	5.38	12/1/20	1,000,000	1,067,860
New York City	5.50	8/1/21	2,500,000	2,732,900
New York City	5.00	8/1/22	2,000,000	2,127,320
New York City	5.50	6/1/23	250,000	271,885
New York City	5.25	8/15/24	4,000,000	4,305,200
New York City	5.00	4/1/30	3,500,000	3,679,690

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City Housing Development
Corp., Capital Fund Program
Revenue (New York City
Housing Authority Program)
(Insured; FGIC)	5.00	7/1/25	1,200,000	1,282,104
New York City Housing Development
Corp., MFHR (Collateralized:
FHA and GNMA)	5.25	11/1/30	3,500,000	3,694,005
New York City Industrial
Development Agency, Civic
Facility Revenue (College of
Aeronautics Project)	5.50	5/1/28	1,600,000	1,649,456
New York City Industrial
Development Agency, Civic
Facility Revenue (YMCA of
Greater New York Project)	5.00	8/1/36	3,500,000	3,663,380
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade
Center Project)	6.25	3/1/15	2,000,000	2,134,340
New York City Industrial
Development Agency, PILOT
Revenue (Queens Baseball
Stadium Project)
(Insured; AMBAC)	5.00	1/1/46	3,000,000	3,186,810
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.50	8/1/16	1,000,000	1,167,460
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	1,500,000	1,850,385
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. Project)	6.90	8/1/24	1,000,000	1,005,530

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/18	1,000,000	1,089,270
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/24	3,000,000	3,253,620
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue	5.00	6/15/22	3,000,000	3,194,280
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue
(Insured; FGIC)	5.75	6/15/09	2,000,000 [a]	2,131,280
New York City Transitional Finance
Authority, Future Tax
Secured Revenue	6.00	5/15/10	2,240,000 [a]	2,446,214
New York City Transitional Finance
Authority, Future Tax
Secured Revenue	5.00	11/1/22	4,000,000	4,304,520
New York City Transitional Finance
Authority, Future Tax
Secured Revenue	5.00	11/1/25	2,360,000	2,524,940
New York Liberty Development
Corporation, Revenue (National
Sports Museum Project)	6.13	2/15/19	1,500,000	1,554,090
New York State Dormitory
Authority, Catholic Health
Services of Long Island
Obligated Group Revenue
(Saint Francis Hospital Project)	5.00	7/1/21	3,000,000	3,123,810
New York State Dormitory
Authority, Health
Center Revenue
(Guaranteed; SONYMA)	5.00	11/15/19	1,000,000	1,058,070
New York State Dormitory
Authority, Hospital Insured
Mortgage Revenue (The New York
and Presbyterian Hospital)
(Collateralized; FHA and
Insured; FSA)	5.25	8/15/15	1,980,000	2,166,714

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, FHA-Insured Mortgage
HR (Lutheran Medical Center)
(Insured; MBIA)	5.00	8/1/16	1,000,000	1,066,890
New York State Dormitory
Authority, Insured Revenue
(Manhattan College)
(Insured; Radian)	5.50	7/1/16	2,000,000	2,160,800
New York State Dormitory
Authority, LR (State
University Educational
Facilities) (Insured; FGIC)	5.50	7/1/11	1,475,000 [a]	1,601,909
New York State Dormitory
Authority, Revenue
(Columbia University)	5.13	7/1/21	3,630,000	3,897,458
New York State Dormitory
Authority, Revenue
(Columbia University)	5.00	7/1/31	2,000,000	2,153,120
New York State Dormitory
Authority, Revenue (Consolidated
City University System)	5.63	7/1/16	2,500,000	2,821,200
New York State Dormitory
Authority, Revenue (Consolidated
City University System)	5.75	7/1/18	2,500,000	2,869,550
New York State Dormitory
Authority, Revenue
(Consolidated City University
System) (Insured; FGIC)	5.75	7/1/16	2,000,000	2,145,640
New York State Dormitory
Authority, Revenue
(Consolidated City University
System) (Insured; FSA)	5.75	7/1/18	1,290,000	1,482,881
New York State Dormitory
Authority, Revenue
(Cornell University)	5.00	7/1/24	3,000,000	3,227,190
New York State Dormitory
Authority, Revenue
(Cornell University)	5.00	7/1/35	2,500,000	2,664,575
New York State Dormitory
Authority, Revenue (Memorial
Sloan-Kettering Cancer Center)	5.00	7/1/35	1,500,000	1,591,395

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, Revenue (Mental
Health Services Facilities
Improvement)	5.00	2/15/28	845,000	884,047
New York State Dormitory
Authority, Revenue (Miriam
Osborne Memorial Home)
(Insured; ACA)	6.88	7/1/19	1,475,000	1,640,746
New York State Dormitory
Authority, Revenue (Mount Sinai
NYU Health Obligated Group)	5.50	7/1/26	2,000,000	2,045,680
New York State Dormitory
Authority, Revenue (Mount Sinai
NYU Health Obligated Group)	5.50	7/1/26	500,000	511,420
New York State Dormitory
Authority, Revenue (New York
Methodist Hospital)	5.25	7/1/33	2,000,000	2,108,160
New York State Dormitory
Authority, Revenue (New York
State Department of Health)	5.00	7/1/15	3,885,000	4,182,979
New York State Dormitory
Authority, Revenue (New York
State Department of Health)
(Insured; CIFG)	5.00	7/1/25	3,000,000	3,178,260
New York State Dormitory
Authority, Revenue (State
University Educational Facilities)	5.88	5/15/17	2,060,000	2,389,270
New York State Dormitory
Authority, Revenue
(University of Rochester)	5.00	7/1/34	4,000,000	4,179,400
New York State Dormitory
Authority, Secured Hospital
Revenue (New York Downtown
Hospital) (Insured; MBIA)	5.30	2/15/20	2,500,000	2,589,225
New York State Dormitory
Authority, South Nassau
Communities HR (Winthrop South
Nassau University Health
System Obligated Group)	5.50	7/1/23	1,825,000	1,944,118

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, State Personal
Income Tax Revenue (Education)	5.38	3/15/13	1,000,000 [a]	1,103,040
New York State Energy Research and
Development Authority, Gas
Facilities Revenue (Brooklyn
Union Gas Co. Project)	6.37	4/1/20	5,000,000	5,278,300
New York State Housing Finance
Agency, MFHR (Kensico
Terrace Apartments)
(Collateralized; SONYMA)	4.95	2/15/38	1,000,000 [b]	1,002,970
New York State Housing Finance
Agency, Revenue (Fairway Manor
Apartments and LooseStrife
Fields Apartments)
(Collateralized; FHA)	6.75	11/15/36	25,000	25,475
New York State Mortgage Agency,
Homeowner Mortgage Revenue	5.35	10/1/26	2,000,000	2,067,480
New York State Power Authority,
Revenue	5.00	11/15/20	1,500,000	1,607,580
New York State Power Authority,
Revenue (Insured; FGIC)	5.00	11/15/18	1,000,000	1,089,940
New York State Thruway
Authority, General Revenue
(Insured; AMBAC)	5.00	1/1/24	3,000,000	3,197,400
New York State Thruway Authority,
Highway and Bridge Trust Fund
(Insured; FGIC)	5.50	4/1/11	1,225,000 [a]	1,336,769
New York State Thruway Authority,
Local Highway and Bridge
Service Contract Bonds	6.00	4/1/07	1,965,000 [a]	2,024,068
New York State Thruway Authority,
Local Highway and Bridge
Service Contract Bonds	5.75	4/1/09	2,000,000 [a]	2,123,420
New York State Thruway Authority,
Second General Highway
and Bridge Trust Fund
(Insured; AMBAC)	5.56	4/1/19	2,250,000 [c,d]	2,631,285

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Urban Development
Corp., Correctional and Youth
Facilities Service Contract Revenue	5.25	1/1/10	2,000,000	2,095,080
New York State Urban Development
Corp., Correctional
Facilities Revenue	5.50	1/1/14	3,000,000	3,250,980
New York State Urban Development
Corp., Correctional Facilities
Revenue (Insured; FSA)	5.50	1/1/14	3,000,000	3,297,810
New York State Urban Development
Corp., State Personal Income
Tax Revenue (State Facilities
and Equipment) (Insured; FGIC)	5.50	3/15/13	3,000,000 [a]	3,330,330
Newburgh Industrial Development
Agency, IDR (Bourne and Kenny
Redevelopment Co. LLC Project)
(Guaranteed; SONYMA)	5.65	8/1/20	25,000	26,029
Newburgh Industrial Development
Agency, IDR (Bourne and Kenny
Redevelopment Co. LLC Project)
(Guaranteed; SONYMA)	5.75	2/1/32	1,535,000	1,609,862
Niagara County Industrial
Development Agency, Solid
Waste Disposal Facility
Revenue (American Ref-Fuel
Company of Niagara, LP Facility)	5.63	11/15/14	2,000,000	2,105,360
Niagara County Industrial
Development Agency, Solid
Waste Disposal Facility
Revenue (American Ref-Fuel
Company of Niagara, LP Facility)	5.55	11/15/15	1,500,000	1,569,135
North Country Development
Authority, Solid Waste
Management System Revenue
(Insured; FSA)	6.00	5/15/15	2,260,000	2,529,189
Onondaga County Industrial
Development Agency, Sewer
Facilities Revenue (Bristol
Meyers Squibb Co. Project)	5.75	3/1/24	4,000,000	4,578,800

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
Orange County Industrial
Development Agency, Life Care
Community Revenue (Glenn
Arden Inc. Project)	5.63	1/1/18	1,000,000	1,024,660
Port Authority of New York and New
Jersey (Consolidated Bonds,
142nd Series)	5.00	7/15/23	3,000,000	3,203,940
Port Authority of New York and New
Jersey, Special Project Bonds
(JFK International Air
Terminal LLC Project)
(Insured; MBIA)	6.25	12/1/13	5,000,000	5,704,350
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Emma Willard
School Project)	5.00	1/1/31	1,000,000	1,062,250
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Emma Willard
School Project)	5.00	1/1/36	1,000,000	1,059,120
Rensselaer County Industrial
Development Agency, IDR
(Albany International Corp.)
(LOC; Bank of America)	7.55	6/1/07	4,000,000	4,081,120
Suffolk County Industrial
Development Agency, Continuing
Care Retirement Community
Revenue (Jeffersons Ferry Project)	5.00	11/1/28	1,000,000	1,037,460
Tobacco Settlement Financing Corp.
of New York, Asset-Backed
Revenue Bonds (State
Contingency Contract Secured)	5.50	6/1/18	1,000,000	1,085,550
Tobacco Settlement Financing Corp.
of New York, Asset-Backed
Revenue Bonds (State
Contingency Contract Secured)	5.50	6/1/21	3,000,000	3,282,600
Triborough Bridge and Tunnel
Authority, General
Purpose Revenue	5.50	1/1/22	2,000,000 [a]	2,368,960

The Fund 15

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
Triborough Bridge and Tunnel
Authority, Revenue (Insured; MBIA)	5.00	11/15/32	3,000,000	3,137,370
Ulster County Industrial
Development Agency, Civic
Facility Revenue (Benedictine
Hospital Project)	6.45	6/1/09	1,950,000 [a]	2,090,985
Westchester Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/26	2,000,000	2,048,280
U.S. Related—5.7%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	6.00	7/1/10	2,695,000 [a]	2,924,318
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	1,000,000	1,077,250
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/30	3,000,000	3,251,700
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.63	7/1/10	3,000,000 [a]	3,244,380
Puerto Rico Highway and
Transportation Authority,
Transportation Revenue
(Insured; MBIA)	5.75	7/1/10	2,420,000 [a]	2,627,467
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/46	1,500,000	1,569,315
Total Long-Term Municipal Investments
(cost $228,281,418)				240,154,577

16

Short-Term Municipal	Coupon	Maturity	Principal
Investments—3.9%	Rate (%)	Date	Amount ($)	Value ($)

New York;
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue
(Liquidity Facility; The Bank
of New York)	3.53	11/1/06	2,000,000 [e]	2,000,000
New York City Transitional Finance
Authority, Future Tax Secured
Revenue (Liquidity Facility;
Landesbank Hessen-Thuringen
Girozentrale)	3.61	11/1/06	8,025,000 [e]	8,025,000
Total Short-Term Municipal Investments
(cost $10,025,000)				10,025,000

Total Investments (cost $238,306,418)			97.3%	250,179,577
Cash and Receivables (Net)			2.7%	7,007,026
Net Assets			100.0%	257,186,603

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date. b Purchased on a delayed delivery basis. c Inverse floater security—the interest rate is subject to change periodically. d Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2006, this security amounted to $2,631,285 or 1.0% of net assets. e Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 17

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%) †

AAA	Aaa		AAA	34.7
AA	Aa		AA	34.5
A	A		A	15.2
BBB	Baa		BBB	8.1
BB	Ba		BB	1.4
B	B		B	1.6
F1	MIG1/P1		SP1/A1	.8
Not Rated [f]	Not Rated [f]		Not Rated [f]	3.7
				100.0

†	Based on total investments.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	238,306,418	250,179,577
Receivable for investment securities sold		4,514,718
Interest receivable		4,033,537
Receivable for shares of Common Stock subscribed		104
Prepaid expenses		6,585
		258,734,521

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		174,711
Cash overdraft due to Custodian		269,040
Payable for investment securities purchased		1,000,137
Payable for shares of Common Stock redeemed		34,240
Accrued expenses		69,790
		1,547,918

Net Assets ($)		257,186,603

Composition of Net Assets ($):
Paid-in capital		244,275,346
Accumulated net realized gain (loss) on investments		1,038,098
Accumulated net unrealized appreciation
(depreciation) on investments		11,873,159

Net Assets ($)		257,186,603

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		13,181,746
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		19.51

See notes to financial statements.

20

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Interest Income	12,591,031
Expenses:
Management fee—Note 3(a)	1,584,198
Service plan and propspectus fees—Note 3(b)	530,172
Shareholder servicing costs—Note 3(b)	114,559
Professional fees	53,268
Custodian fees	31,375
Shareholders’ reports	14,325
Registration fees	14,225
Directors’ fees and expenses—Note 3(c)	7,266
Loan commitment fees—Note 2	1,746
Miscellaneous	29,834
Total Expenses	2,380,968
Less—reduction in management fee
due to undertaking—Note 3(a)	(134,941)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(5,719)
Net Expenses	2,240,308
Investment Income—Net	10,350,723

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	982,925
Net unrealized appreciation (depreciation) on investments	2,884,237
Net Realized and Unrealized Gain (Loss) on Investments	3,867,162
Net Increase in Net Assets Resulting from Operations	14,217,885

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	10,350,723	11,180,883
Net realized gain (loss) on investments	982,925	3,565,392
Net unrealized appreciation
(depreciation) on investments	2,884,237	(11,692,846)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,217,885	3,053,429

Dividends to Shareholders from ($):
Investment income—net	(10,341,014)	(11,237,615)
Net realized gain on investments	(3,293,569)	(16,935)
Total Dividends	(13,634,583)	(11,254,550)

Capital Stock Transactions ($):
Net proceeds from shares sold	15,188,080	15,488,822
Dividends reinvested	9,960,293	7,937,196
Cost of shares redeemed	(44,401,191)	(49,032,577)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(19,252,818)	(25,606,559)
Total Increase (Decrease) in Net Assets	(18,669,516)	(33,807,680)

Net Assets ($):
Beginning of Period	275,856,119	309,663,799
End of Period	257,186,603	275,856,119

Capital Share Transactions (Shares):
Shares sold	787,352	781,219
Shares issued for dividends reinvested	516,663	401,094
Shares redeemed	(2,304,632)	(2,472,422)
Net Increase (Decrease) in Shares Outstanding	(1,000,617)	(1,290,109)

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	19.45	20.01	19.97	20.26	20.10
Investment Operations:
Investment income—net [a]	.76	.76	.79	.85	.90
Net realized and unrealized
gain (loss) on investments	.29	(.56)	.17	(.10)	.17
Total from Investment Operations	1.05	.20	.96	.75	1.07
Distributions:
Dividends from investment income—net	(.75)	(.76)	(.79)	(.85)	(.91)
Dividends from net realized
gain on investments	(.24)	(.00)[b]	(.13)	(.19)	—
Total Distributions	(.99)	(.76)	(.92)	(1.04)	(.91)
Net asset value, end of period	19.51	19.45	20.01	19.97	20.26

Total Return (%)	5.59	1.01	4.90	3.77	5.46

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.89	.90	.88	.89
Ratio of net expenses
to average net assets	.85	.89	.89	.88	.89
Ratio of net investment income
to average net assets	3.92	3.82	3.99	4.22	4.54
Portfolio Turnover Rate	25.29	42.18	21.48	31.28	26.35

Net Assets, end of period ($ x 1,000)	257,187	275,856	309,664	317,851	331,728

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

General New York Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager”or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality,coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $22,010, undistributed capital gains $982,359 and unrealized appreciation $11,928,898.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were as follows: tax exempt income $10,341,014 and $11,237,615, ordinary income $0 and $16,380 and long-term capital gains $3,293,569 and $555, respectively.

During the period ended October 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $9,708 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any full year the aggregate

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense.The Manager has undertaken from November 1, 2005 through July 31, 2007 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .85% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $134,941 during the period ended October 31, 2006.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund’s shares, for servicing shareholder accounts, (“Servicing”) and for advertising and marketing relating to the fund.The Plan provides payments to be made at an aggregate annual rate of .20% of the value of the fund’s average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred.The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund’s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, such aggregate amount not to exceed the greater of $100,000 or .005% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended October 31, 2006, the fund was charged $530,172 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2006, the fund was charged $76,494 pursuant to the transfer agency agreement.

During the period ended October 31, 2006, the fund was charged $4,164 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $130,298, service plan fees $43,433, chief compliance officer fees $1,363 and transfer agency per account fees $12,600, which are offset against an expense reimbursement currently in effect in the amount of $12,983.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2006, amounted to $65,108,089 and $94,702,452, respectively.

At October 31, 2006, the cost of investments for federal income tax purposes was $238,250,679; accordingly, accumulated net unrealized appreciation on investments was $11,928,898, consisting of $11,947,214 gross unrealized appreciation and $18,316 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors General New York Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General New York Municipal Bond Fund, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31,2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General New York Municipal Bond Fund, Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 14, 2006

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2006:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not generally subject to regular federal income tax), and

—the fund hereby designates $.2361 per share as a long-term capital gain distribution paid on December 16, 2005.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for 2006 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2007.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on August 2, 2006, the Board considered the re-approval for an annual period (through September 5, 2007) of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail front-end load and no-load New York municipal debt funds (the

“Performance Group”) and to a larger universe of funds, consisting of all retail and institutional New York municipal debt funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board members noted that they had been provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons. The Board members noted that the fund’s yield performance for the past ten one-year periods ended June 30, 2006 (1997-2006) was lower than the Performance Group medians, and equal to or higher than the Performance Universe medians for each of the reported time periods. The Board members then reviewed the fund’s total return performance for various periods ended June 30, 2006, and noted that the fund’s performance was lower than the Performance Group medians for each reported time period, and lower than the Performance Universe medians for each reported time period. Dreyfus also provided the Board with the fund’s yield and total return performance and the quartile, percentile and rank of the fund’s yield and total return performance within its Lipper category (as provided by Lipper) for certain other periods ended June 30, 2006.The Board noted that the fund’s yield performance was in Lipper’s second quartile (the first quartile being the best performance) and that the fund’s total return performance was in Lipper’s first and second quartile, respectively, for the three-month and year-to-date periods ended June 30, 2006.The Board members also noted that the difference in the performance figures of the fund and the performance figures of the other funds in the Performance Group was not significant. The Board members discussed with representatives of the Manager the reason for the fund’s underperformance compared to the Performance Group and Performance Universe medians for the applicable periods, and the Manager’s efforts to improve performance. The Board also received a presentation from the fund’s primary portfolio manager during which she discussed the fund’s investment strategy and the factors that affected fund performance.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board noted that the fund’s management fee and total expense ratio were higher than the Expense Group and Expense Universe medians.The Board noted that the fund’s actual management fee and expense ratio, however, were lower due to the undertaking by Dreyfus to waive fees or reimburse expenses, which management advised the Board would extend until July 31, 2007.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates included in the same category as the fund (the “Similar Funds”). The Manager’s representatives explained the nature of the Similar Funds and the differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to managing and providing services to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board members considered the relevance of the fee information provided for the Similar Funds managed by the Manager or its affiliates to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services to be provided. Representatives of the Manager informed the Board members that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the decline in fund assets from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund’s overall performance and generally superior service levels provided.The Board also noted the fee waiver and expense reimbursement arrangements and its effect on the manager’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the Manager’s efforts to improve the fund’s performance, noting the narrow spreads among the perfor- mance figures of the comparison group of funds and that the Manager has undertaken to limit the fund’s expenses as described above.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and advisory fee information, including the man- ager’s undertaking to waive or reimburse certain fees and expenses of the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189

———————

Clifford L. Alexander, Jr. (73)
Board Member (1986)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 60

———————

Peggy C. Davis (63)
Board Member (1990)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 71

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ernest Kafka (73)
Board Member (1986)

Principal Occupation During Past 5 Years:

  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)
  Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)

No. of Portfolios for which Board Member Serves: 23

———————

Nathan Leventhal (63)
Board Member (1989)

Principal Occupation During Past 5 Years:

  A management consultant for various non-profit organizations (May 2004-present)
  Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director

No. of Portfolios for which Board Member Serves: 23

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

For More	Information

General New York	Transfer Agent &
Municipal Bond Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,480 in 2005 and $30,881 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,894 in 2005 and $3,301 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $192 in 2005 and $400 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $755,822 in 2005 and $436,321 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The

Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

General New York Municipal Bond Fund, Inc.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	December 28, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	December 28, 2006

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)